Exhibit 10(a)

Date: Oct 30, 1998                                                      Contract No.: 102497

ETS SERVICE AGREEMENT

This AGREEMENT is entered into by ANR PIPELINE COMPANY (Transporter) and THE

PEOPLES GAS LIGHT & COKE COMPANY (Shipper).

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

1. AUTHORITY FOR TRANSPORTATION SERVICE:

(284B = Section 311; 284G = Blanket)

284G

2. RATE SCHEDULE: Enhanced Transportation Service (ETS)

3. CONTRACT QUANTITIES:

Primary Route - see Exhibit attached hereto.

Such Contract Quantities shall be reduced for scheduling purposes, but not for billing purposes, by the Contract Quantities that Shipper has released through Transporter's capacity release program for the period of any release.

4. TERM OF AGREEMENT:

Nov 01, 1998 to

Mar 31, 1999

5. RATES:

Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by GEMStm that it has agreed otherwise.

Date: Oct 30, 1998                                                      Contract No.: 102497

It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effect

6. INCORPORATION BY REFERENCE:

The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff are specifically incorporated herein by reference and made a part hereof.

7. NOTICES:

All notices can be given by telephone or other electronic means, however, such notices shall be confirmed in writing at the addresses below or through GEMtm. Shipper and Transporter may change the addresses below by written notice to the other without the necessity of amending this Agreement:

TRANSPORTER:

ANR PIPELINE COMPANY

500 Renaissance Center

Detroit, Michigan 48243

Attentions:  Gas Control (Nominations)

Volume Management (Statements)

Cash Control (Payments)

Customer Administration (All Other Matters)

Date: Oct 30, 1998                                                      Contract No.: 102497

SHIPPER:

THE PEOPLES GAS LIGHT & COKE COMPANY

130 E RANDOLPH DR

22ND FLOOR

CHICAGO, IL 60601-6207

Attention: BOB HAYES

Telephone: 312-240-3938

Fax: 312-240-4211

INVOICES AND STATEMENTS:

THE PEOPLES GAS LIGHT & COKE COMPANY

130 E RANDOLPH DR 24TH FLR

CHICAGO, IL 60601-6207

Attention: FRANK ROSELLINI

Telephone: 312-240-4279

Fax: 312-240-3865

NOMINATIONS:

THE PEOPLES GAS LIGHT & COKE COMPANY

130 E RANDOLPH DR

22ND FLOOR

CHICAGO, IL 60601-6207

Attention: BOB HAYES

Telephone: 312-240-3938

Fax: 312-240-4211

Date: Oct 30, 1998                                                      Contract No.: 102497

ALL OTHER MATTERS:

THE PEOPLES GAS LIGHT & COKE COMPANY

130 E RANDOLPH DR

22ND FLOOR

CHICAGO, IL 60601-6207

Attention: BOB HAYES

Telephone: 312-240-3938

Fax: 312-240-4211

8. FURTHER AGREEMENT:

A. For transportation under this Agreement and ETS Agreement No. 3050 and storage under FSS Agreement No. 34050, Shipper shall pay a single rate covering both the transportation and storage services not to exceed $1.05 times 3.75 BCF. This rate is inclusive of Volumetric Buyout/Buydown, Dakota and Transition Costs. In addition, Shipper will be charged ACA, fuel and any other applicable fees or surcharges in accordance with Transporter's FERC Gas Tariff. Shipper shall not be responsible for GRI surc

B. For billing purposes, Transporter has discretion in determining the portion of the rate to be assigned to transportation and/or storage as well as the portion of the rate to be assigned to Reservation and/or Commodity.

C. From time to time dependent upon Transporter's use percents, the MDQ's and MSQ under this Agreement, ETS Agreement No. 3050 and FSS Agreement No. 34050 will be adjusted to allow Shipper to deliver and store sufficient fuel quantities to effectuate a 50 day storage withdrawal quantity of 75,000 dth at the specified delivery points at no additional charge.

D. Shipper can use the unused portion of its Primary Route MDQ on a Secondary basis at the following receipt points at no additional charge:

1. Joliet (NGPL)

2. Defiance (PEPL)

3. Joliet (Midwestern)

4. Shorewood (NIGAS) (by displacement)

5. Kalkaska or Chester (Mich Con)

6. South Woodstock (NGPL)

7. Elkhart (Trunkline)

8. Crystal Falls (GLGT)

9. West Joliet (by displacement)

Date: Oct 30, 1998                                                      Contract No.: 102497

E. Except as provided above, all quantities associated with Secondary Receipt Points, Secondary Delivery Points and Secondary Routes under this Agreement will be at Maximum Tariff Rates plus all other related fees, surcharges and fuel.

F. This Agreement may be assigned to an affiliate of Shipper subject to the satisfaction of Transporter's credit requirements.

G. In addition, upon ninety (90) days prior notice, before each contract year commences, Shipper may renominate the Maximum Storage Quantity and the Maximum Withdrawal Transport volume subject to the availability of capacity on Transporter's pipeline and a mutually acceptable rate, provided that the revenues from the renominated service are equal to or greater than the revenues that Transporter would have otherwise received if the service had not changed from the previous contract year.

H. Consistent with provisions of its Tariff, Transporter is willing to contract on Shipper's behalf for capacity required on third party transporters, or for other services to effectuate Shipper's receipt of gas on third party facilities and delivery of gas to Transporter's facilities.

Shipper has advised Transporter of its desire to have Transporter act in such a capacity.

Shipper agrees to pay all charges related to such third party transportation arrangements pursuant to Transporter's Tariff.

I. To the extent Shipper desires to utilize receipt/delivery points pursuant to Part 284B (Section 311 of the NGPA and Section 284.102 of the Commission's regulations), Shipper must execute a separate agreement with Transporter and Shipper must also certify that the transportation of gas will be on behalf of either an "intrastate pipeline" or a "local distribution company".

J. The complete agreement between Transporter and Shipper shall consist of this Agreement and the following agreements between Transporter and Shipper: ETS Agreement No. 3050, FSS Agreement 34050, September 28, 1994 Letter of Intent and September 28, 1994 Operating Agreement.

K. For the period November 1, 1998 to March 31, 1999, Shipper and Transporter have agreed to decrease the Winter MDQ under ETS Agreement No. 3050 from "75,000 dth/day" to "55,000 dth/day". The remaining MDQ of "20,000 dth/day" is reflected under this Agreement.

Date: Oct 30, 1998                                                      Contract No.: 102497

9. OPERATIONAL FLOW ORDERS:

Shipper hereby guarantees to Transporter that each contract it has entered into in connection with the Gas to be transported under this Agreement contains a provision that permits Transporter to issue an effective Operational Flow Order pursuant to Section 8 of the General Terms and Conditions, of Transporter's FERC Gas Tariff.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives there unto duly authorized to be effective as of the date stated above.

SHIPPER: THE PEOPLES GAS LIGHT & COKE COMPANY

By: /s/ William E. Morrow

Title: Vice President

Date: July 16, 1999

TRANSPORTER: ANR PIPELINE COMPANY

By: /s/ John T. Donaldson, Jr.

Title: Vice President

Date: August 27, 1999

Contract No: 102497
PRIMARY ROUTE EXHIBIT	Rate Schedule: ETS
To Agreement Between	Contract Date: Oct 30, 1998
ANR PIPELINE COMPANY (Transporter)	Amendment Date:
AND THE PEOPLES GAS LIGHT & COKE COMPANY (Shipper)
Receipt	Delivery	Annual	Winter	Summer
Number	Number	MDQ	MDQ	MDQ
Name	Name	(DTH)	(DTH)	(DTH)

153808	183670	0	20000	0
ANRPL STORAGE FACILITIES	HAMPSHIRE INT
FROM: Nov 01, 1998	TO: Mar 31, 1999